speed commerce

NASDAQ: SPDC

CORPORATE PRESENTATION

JULY 2014

Important Cautions Regarding Forward-Looking Statements

speed commerce NASDAQ: SPDC

This presentation contains forward looking statements that relate to future activities, events or developments. All statements, other than statements of fact, that address activities, events or developments that the company or its management expect, project, believe or anticipate will or may occur in the future, or that relate to historical periods that will be reported in future filings with the Securities and Exchange Commission, are forward-looking statements. Forward-looking statements are made based on management's assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

Forward-looking statements are not guarantees of performance, and actual results, developments and business decisions may differ from those envisaged by these forward-looking statements. These forward-looking statements are also subject to risks and uncertainties which can affect the company's performance in both the near-and long-term. The company identifies many of these risks and uncertainties that could affect its performance in its SEC filings, including its most recent reports on Form 10-K and Form 10-Q, particularly under the heading "Risk Factors." Copies of these filings are available online from the SEC or at the company's website. The company undertakes no duty to update any statement in light of new information or future events, or for any other reason.

Speed Commerce at a Glance

speed commerce
NASDAQ: SPDC

- **We're a leading single-source provider of e-commerce service solutions.** Our services include:
  - E-commerce platform development, hosting & management
  - Marketing services
  - Order/inventory management
  - Pick, pack & ship
  - Returns processing
  - 24/7 customer care (calls, emails, chat)
- **Our omni-channel capabilities** unite a digital commerce strategy with traditional retail channels– Including ship to-and-from store—creating the ultimate branded shopping experience
- Customers include leading rapidly growing retailers in the U.S. & we are testing other North American & European markets



Annual Revenue & Adj. EBITDA[1]
($ Millions)
Net Sales
Adj. EBITDA[1]
$55
$0.1
$107
$12.3
$135 - $145
$17.0 - $20.0
FY-13
FY-14
FY-15E[2]

Note: Fiscal year ends Mar 31.
1) Please see appendix for use of non-GAAP information.
2) Guidance effective only on Jun 16, 2014.

Evolution of Speed Commerce

speed commerce
NASDAQ: SPDC

2000 | 2005 | 2007 | 2009 | 2011 | 2013 | 2014

2000
Bought fulfillment business of a competitor doing the Sears Tool Catalog & opened Dallas fulfillment center

2001
Landed first client (Limited Too) & purchased call center assets

2005
Built first website for Limited Too

2006
Launched end-to-end e-commerce service

2007
Opened fulfillment center in Columbus, OH

2009
Hired first developers in Mexico

2010
Signed master agreement with ATG

2011
Richard Willis joined as CEO

2012
Launched first Oracle Commerce site

2012
SpeedFC, an end-to-end e-commerce services provider, acquired by Navarre Corp.

2013
Relocated corporate headquarters to Dallas & rationalized Minnesota distribution facility

2013
Changed name from Navarre to Speed Commerce

2014
Sold retail distribution business

2014
Launched SARA X for mid-market B2C and B2B commerce clients

Corporate Highlights

speed commerce
NASDAQ: SPDC

- Single source provider of e-commerce services for major brands, retailers & manufacturers
- Focused on large & fast growing U.S. markets & expanding into international e-commerce markets
- Recurring revenue business model driven by long-standing customer relationships & high switching costs
- Strong vendor partnerships, technology capabilities & existing infrastructure creates significant barriers to entry
- Multiple avenues for strong revenue growth with expanding margins & increasing profitability
- Experienced management team with a demonstrated ability to grow diverse businesses
- Track record of successfully identifying, executing & integrating accretive acquisitions

Our Offerings: End-to-End or À La Carte

speed commerce
NASDAQ: SPDC

End-to-end or individual solutions – our clients choose

SPEED Web: Uses the best-of-breed e-commerce platform, Oracle Commerce (ATG/Endeca/WebCenterSites), to deliver brand-right, feature-rich e-commerce platform functionality

SPEED Order: Proprietary omni-channel order management software that is a fully-integrated application built around a highly dynamic database, providing real-time information & reporting across multiple distribution channels

SPEED Fulfillment: Provides DTC and B2B clients with a variety of fulfillment services from more than 1.3M sq. ft. of fulfillment facilities across the U.S.

SPEED Care: Three multi-lingual customer care centers with ~375 seats provides personalized service integrated with Speed's web sites, fulfillment, order management & reporting databases

SPEED Interactive: Comprehensive internet marketing services that drive traffic, add incremental revenue & build customer loyalty

We Address the Trends in Large & Growing Markets

speed commerce
NASDAQ: SPDC

- U.S. e-commerce spending topped **$69.2B** in Q4 2013, **up 16%** vs. year ago[1]
  - **17th** consecutive quarter of y/y growth
  - **12th** consecutive quarter of double-digit growth
- Top-performing online product categories:[2]
  - Apparel & Accessories
  - Consumer Packaged Goods
  - General Merchandise
  - Jewelry & Watches
- Each category grew at least 14% vs. year ago
- Total annualized U.S. retail sales topped **$4.5T** in Q4 2013, **up 4%** y/y growth vs. prior year[1]
  - E-commerce market still only 1/20th the size of brick & mortar retail

U.S. Online Consumer Spending Projected to Increase 57% by 2018[3]


$263B
$294B
$325B
$355B
$385B
$414B
2013
2014
2015
2016
2017
2018

1) U.S. Census Bureau News, Quarterly e-Commerce Sales, Feb 2014
2) comScore, Nov 2013
3) Forrester Research, May 2014

Marquee Customer Base

speed commerce
NASDAQ: SPDC

Our customers include major brands, retailers & manufacturers in the apparel, consumer products & consumer electronics industries

YANKEE CANDLE — America's Best Loved Candle
EXCHANGE — ARMY & AIR FORCE EXCHANGE SERVICE
Chantelle PARIS
yurbuds
INTERNATIONAL SPY MUSEUM
Justice
LENOX
ULTA — YOUR BEAUTY DESTINATION
metroPCS — Wireless for All.
WORK N GEAR
HUAWEI
avenue — WOMEN'S FASHION SIZE 14 & UP
LOWE'S
RUUM — AMERICAN KID'S WEAR
WARBY PARKER
natural partners
SPENCER'S
H-E-B
KIKKERLAND
THE FOUNDRY — BIG & TALL SUPPLY CO.
NEX — Navy Exchange
MILLS FLEET FARM
Cooper Complete — Nutritional Supplements
BRA SMYTH
tea
freshpair
Hips and Curves.com
swimsuitsforall.com — THE SIZE 8 & UP SWIMWEAR SHOP
SPIRIT

Multiple Avenues for Growth

speed commerce
NASDAQ: SPDC

Grow Existing Customers	New E-Commerce Customers	SARA X Customers	Strategic Acquisitions

Grow Existing Customers (Justice Example)

- Signed Justice as a client in 2001 to provide fulfillment & call center services
- In 2001-2002, developed order management capabilities to support large catalog business (40+ million catalogs mailed annually)
- Began providing e-commerce platform services in 2005
- Migrated to Speed Commerce's SARA (Oracle Commerce) platform in 2013
- Supported its growth to 20x initial sales levels

Justice®

Our top 10 customers grew revenues +25% in FY-14

Multiple Avenues for Growth

speed commerce
NASDAQ: SPDC

Grow Existing Customers | **New E-Commerce Customers** | SARA X Customers | Strategic Acquisitions

Win New Customers (Army Air force Exchange Example)

- Signed Army Air Force Exchange as a client in 2013 to provide e-commerce platform services, order management, fulfillment & contact center services **(end-to-end)**
- Utilizing Speed Commerce's SARA (Oracle Commerce) platform for front-end multi-site capabilities
- Highly competitive RFP process to win the account – 5 year contract
- Aggressive growth plan to double business in 5 years
- Potential to open up website to all honorably discharged solders & airmen

EXCHANGE

Multiple Avenues for Growth

speed commerce NASDAQ: SPDC

Grow Existing Customers | New E-Commerce Customers | **SARA X Customers** | Strategic Acquisitions

- SARA X opens up a much larger market – mid-size retailers
- SARA X extends our selling season due to the quicker implantation time
- Our value proposition:
  - Provides mid-market retailers access to Oracle Commerce's robust platform
  - Customized look & feel of the website
  - Client owns the Oracle license and the web site
  - More affordable
  - Quicker (90-120 days vs. 6-12 months)

SARA X

SPEED ATG REFERENCE APPLICATION X'CELERATOR

Multiple Avenues for Growth

speed commerce
NASDAQ: SPDC

Grow Existing Customers | New E-Commerce Customers | SARA X Customers | **Strategic Acquisitions**

- **Speed is an acquirer of choice**
  - Solid operational platform with capacity to more than double current volume
  - Strong cash flow generation
- Potential strategic acquisitions include:
  - Value-added marketing services
  - Additional customer service agencies
  - IT services to increase efficiencies
  - Fulfillment facilities to expand geographic footprint
  - Companies with great customers that could require additional services Speed Commerce offers



Platform Built for Growth

speed commerce
NASDAQ: SPDC

- 1.3 million+ sq. ft. total warehouse space, expandable to 1.8 million+ sq. ft.
- Advanced technologies provide efficiency and capacity to double current volume



Seattle, WA
• Sales office
Columbus, OH
• Warehouse - 770,000 sq. ft. (expandable to 1,270,000 sq. ft.)
• State-of-the-art automation & sortation equipment
• Call center - 75 seats
• Sales office
We Can More Than Double Revenue with Our Existing Physical Infrastructure
Chihuahua, MX
• IT development
Queretaro, MX
• Call center - 96 seats
• IT development
Dallas, TX
• Corporate Headquarters
• Call center with 203 seats
• Warehouse - 540,000 sq. ft.
• Sales office
• IT development

Speed Commerce's Seasoned Leadership

speed commerce
NASDAQ: SPDC

Richard Willis (CEO)	• Appointed CEO in Sep 2011 • Member of board of directors • CEO experience: SFC, Inc., Baker & Taylor, Troll Communications, Bell Sports
Terry Tuttle (CFO)	• Appointed CFO in June 2013 • Ten-year partner of accounting firm Weston & Tuttle • CFO experience: Bell Sports, McMullen Argus Publishing; COO experience: Troll Communications
Jeff Zisk (President of e-commerce)	• Founded SpeedFC in 2000 • Member of Board of Directors • +25 years experience in fulfillment, distribution & retail industries
Todd Cameron (VP of Sales & Marketing)	• Joined Speed Commerce in Feb 2014 • 17 years experience in strategic planning, global sales, marketing and organizational engineering • Former venture partner of NCT Ventures
Jyoti Lynch (CIO)	• Joined Speed Commerce in Oct 2013 • 18+ years experience in global industry • Former manager of IT Planning & Technology and QA at Blockbuster
Ryan Urness (General Counsel)	• Joined Speed Commerce in Jan 2003 • Oversees Legal, Investor Relations & Human Resources • Former head of intellectual property practice at Winthrop & Weinstine, P.A.

Speed Commerce team capable of leveraging deep e-commerce & operations expertise to drive results

Why Clients Chose Speed Commerce

speed commerce
NASDAQ: SPDC

- **Speed's complete end-to-end solutions** allow our customers to focus on their core competencies of product development, merchandising and marketing
- **Our single-source model reduces their costs** (i.e., minimal upfront capital expenditures, decreases head count, etc.)
- We're aligned with our clients sales objectives
- We provide proven omni-channel, cross-client knowledge & strategies
- Lower compliance requirements *(Speed is PCI Level 1 Certified)*
- Customers benefit from our consolidated volume & scale


SPEED commerce
SPEED interactive
SPEED fulfillment
SPEED order
SPEED care

END-TO-END E-COMMERCE

Speed's flexible delivery model enables clients to outsource as much—or as little—as their business demands

Competitive Landscape

speed commerce NASDAQ: SPDC

Competition	Speed Commerce Advantages
Full Service	• Flexible & customized single source, end-to-end solutions & services • Front-end platform, order management, fulfillment, customer care & interactive marketing from a single vendor • Enables customers to build their brands
E-Commerce	• Partners with Oracle Commerce (ATG/Endeca/Fatwire) – second largest (IBM is #1) to deliver best-in-class e-commerce platform • Scalable solutions using SARA (SPEED ATG Reference Application) • Superior post-implementation support
Fulfillment/Call Center	• Advanced fulfillment using state-of-the-art technologies & processes • 1.3+ million sq. ft. of distribution space • Approximately 375 seats in contact centers between U.S. & Mexico utilizing phones, chats & emails

SPEED Web: SARA X

speed commerce
NASDAQ: SPDC

Our newest SPEED Web product is SARA X (Speed ATG Reference Application X'Celerator)

- SARA X is designed for mid-market B2C and B2B commerce clients
- Includes full Oracle Commerce suite (ATG, Endeca Search, Experience Manager and WebCenterSites)
- Key benefits to mid-market retailers:
  - Customizable look & feel
  - More affordable
  - Quicker (3-4 months vs. 6-12 months)
  - Client owns the Oracle license and the website
- SARA X provides access to a much larger & underserved market (mid-size retailers)

SARA X

ORACLE | COMMERCE

FY 2014 Strategic Plan Complete

speed commerce
NASDAQ: SPDC

Goals	Results
1) Functionally integrate & align operating costs between e-commerce & retail distribution divisions	Facility & personnel changes completed by Q2 FY 14, equating to savings of $300-$400K/month
2) New e-commerce customers	▪ Entered into contracts to implement 11 new websites ▪ Key new customers include AAFES, NEXCOM, Lowes, HEB & Huawei
3) Build for future growth	▪ Built-out Columbus facility & installed sortation equipment ▪ Consolidated e-commerce fulfillment into Columbus & Dallas facilities ▪ Expanded Mexico facility for programmers & clerical
4) Offset maturing software market with gain in market share	Net sales from software products were 77% of revenues in FY-11 vs. only 48% in Q3 FY-14. In Q4 FY-14, we announced our plans to divest our retail distribution business and become a pure-play e-commerce provider.
5) Continue tight management of operating expenses[1]	**FY-14 operating expenses:** 20.4% of revenues (vs. 21.1% in FY-13)

Note: Fiscal year ends March 31

1) Based on Non-GAAP. Adjustments include transaction & transition costs, restructuring & other charges, goodwill & intangibles impairment, & facility costs. Please see appendix for use of non-GAAP information.

FY 2015 Strategic Plan in Progress

speed commerce
NASDAQ: SPDC

Goals	Targets
1) **Onboard signed clients**	Successfully implement our 11 new clients before the holiday season
2) **Complete sale of retail distribution business**	Closing expected in Q2 FY-14 (in conjunction, obtain the appropriate replacement financing)
3) **Prudently manage cash with a continued focus on cost reductions**	Reduce expenses associated with IT, personnel & facilities, among others
4) **Successfully launch SARA X**	Launch four to five new websites on SARA X platform
5) **Accelerate acquisition activity**	Pursue strategic acquisitions designed to compliment the "back-end" of our business (e.g., customer service)

Note: Fiscal year ends Mar 31.

speed commerce

Key Financials

Key Stats: SPDC (NASDAQ)

speed commerce
NASDAQ: SPDC

Trading Data (@ July 3, 2014)

Stock Price	**$3.60**
52 Week Low/High	$2.59/4.84
Avg. Daily Vol. (100 day)	261,241
Shares Outstanding	65.2M
Public Float, est.	65%
Institutional Holdings	40%
Insider Holdings	26%

Valuation Measures

Market Cap	**$234.8M**
Enterprise Value	$273.2M
EV/Revenue *(ttm)*	2.6X
EV/EBITDA *(ttm)*	22.2x

Financial Highlights (@ March 31, 2014)

Revenues (ttm)	**$107.1M**
Adj. EBITDA *(ttm)*	$12.3M
Diluted EPS *(ttm)*	$(0.44)
Cash & Equivalents *(mrq)*	$0M
Total Assets *(mrq)*	$202.7M
Total Debt *(mrq)*	$38.4M
Total Liabilities *(mrq)*	$151.3M
Total Equity *(mrq)*	$51.4M


SPDC Daily
7/03/14
5.0
4.5
4.0
3.5
3.0
2.5
Volume
©BigCharts.com
2
1
0
Millions
Aug Sep Oct Nov Dec 14 Feb Mar Apr May Jun

Source: Capital IQ.

Strong Cash Flow Generation

speed commerce
NASDAQ: SPDC


Adjusted EBITDA[1]
Adj. EBITDA is expected to range between $17M to $20M in FY-15
$0.1M
$12.3M
$17M - $20M
FY-13
FY-14
FY-15E[2]


Capital Expenditures
~$5M of Cap Ex is expected in FY-15
$2.0M
$10.5M
$5.0M
FY-13
FY-14
FY-15E[2]


Free Cash Flow[3]
Free cash flow is expected to range between $12M to $15M in FY-15
($1.9M)
$1.8M
$15.0M
FY-13
FY-14
FY-15E[2]

Note: Fiscal year ends Mar 31.

1) Please see appendix for use of non-GAAP information.
2) Guidance effective only on Jun 16, 2014.
3) Free cash flow is defined as adjusted EBITDA less capital expenditures.

Strong Balance Sheet

speed commerce
NASDAQ: SPDC

- Growth-oriented balance sheet
- On June 3, 2014, closed a private offering for 3.3 million shares of Series C Preferred Stock for net proceeds of $10 million
- Closed new facility on July 8, 2014

($ in millions)

Assets	3/31/2014	3/31/2013
Cash	$0	$0
Accounts Receivable	19	15
Assets of discontinued ops	110	116
PP&E, net	15	9
Goodwill & Intangibles	50	53
Other	6	2
Total Assets	**$203**	**$196**
Liabilities		
Accounts Payable	$13	$11
Revolving Line of Credit	38	24
Liabilities of discontinued ops	88	99
Other	6	3
Total Liabilities	**$151**	**$143**
Shareholders' Equity	**$51**	**$54**

Note: All $ in millions.

Fiscal 2015 Outlook[1]

speed commerce NASDAQ: SPDC

- **Net Revenues**
  - **$135M - $145M**
  - 26% - 36% growth over FY-14
- **Adjusted EBITDA[2]**
  - **$17M - $20M**
  - 38% - 62% growth over FY-14



Annual Revenue & Adj. EBITDA2
($ Millions)
Net Sales
Adj. EBITDA²
$55
$0.1
$107
$12.3
$135-
$145
$17-$20
FY-13
FY-14
FY-15E

1) Guidance effective only on June 16, 2014. Fiscal year ends Mar 31.
2) Please see appendix for use of non-GAAP information.

APPENDIX

Use of Non-GAAP Information

speed commerce
NASDAQ: SPDC

The company provides non-GAAP pro forma and adjusted information and references to "pro forma" and "adjusted" information are references to non-GAAP measures. The company provides such non-GAAP information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Non-GAAP information is not a substitute for any performance measure derived in accordance with GAAP. The company's management evaluates and makes decisions primarily based upon these non-GAAP financial metrics. For each such non-GAAP financial measure, the adjustment or pro forma information provides the company's management with information about the company's underlying operating performance that enables a more meaningful comparison of its financial results.

The company recognizes that the use of non-GAAP measures has limitations, including the need to exercise judgment in determining which types of charges should be excluded or added back to GAAP measures. The company provides this non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information that is intended to enable investors to evaluate the company's core operating performance in the same way that its management does. Reconciliations between historical adjusted and pro forma non-GAAP results and the corresponding GAAP measures are attached to this presentation in the section entitled "Appendix."

Reconciliation of Pro Forma to GAAP

speed commerce NASDAQ: SPDC

SPEED COMMERCE, INC.
Supplemental Information
(In thousands)
(Unaudited)

Adjusted Pro Forma (Loss) Before Income Tax for the Three Months Ended March 31,

	GAAP Information Three Months Ended March 31,				Adjusted Pro Forma Information Three Months Ended March 31,			
	2014	% of sales	2013	% of sales	2014	% of sales	2013	% of sales
Net revenues	$23,925		$21,435		$23,925		$21,435	
Gross profit (1)	2,793	11.7%	4,434	20.7%	5,337	22.3%	4,434	20.7%
Operating expenses (2)	4,342	18.1%	5,498	25.6%	2,874	12.0%	3,905	18.2%
Income (loss) from operations	(1,549)		(1,064)		2,463		529	
Other expense, net	(632)		(420)		(632)		(420)	
Income (loss) before income tax	$ (2,181)		$ (1,484)		$ 1,831		$ 109	

	Three Months Ended March 31, 2014	2013
(1) Pro forma adjustments to gross profit consist of the following:		
Transaction and transition costs	$ 2,544	$ -
Total adjustments	$ 2,544	$ -
(2) Pro forma adjustments to operating expenses consist of the following:		
Transaction and transition costs	$ 1,468	$ 1,593
Total adjustments	$ 1,468	$ 1,593

Reconciliation of Pro Forma to GAAP (cont'd)

speed commerce
NASDAQ: SPDC

SPEED COMMERCE, INC.
Supplemental Information
(In thousands)
(Unaudited)

Adjusted Pro Forma (Loss) Before Income Tax for the Year Ended March 31,

	GAAP Information Year Ended March 31,				Adjusted Pro Forma Information Year Ended March 31,			
	2014	% of sales	2013	% of sales	2014	% of sales	2013	% of sales
Net revenues	$107,079		$54,500		$107,079		$54,500	
Gross profit (1)	18,107	16.9%	9,766	17.9%	27,271	25.5%	9,766	17.9%
Operating expenses (2)	23,832	22.3%	14,874	27.3%	21,823	20.4%	11,495	21.1%
Income (loss) from operations	(5,725)		(5,108)		5,448		(1,729)	
Other expense, net	(1,854)		(1,115)		(1,854)		(1,115)	
Income (loss) before income tax	$ (7,579)		$ (6,223)		$ 3,594		$ (2,844)	

	Twelve Months Ended March 31, 2014	Twelve Months Ended March 31, 2013
(1) Pro forma adjustments to gross profit consist of the following:		
Transaction and transition costs	$ 9,164	$ -
Total adjustments	$ 9,164	$ -
(2) Pro forma adjustments to operating expenses consist of the following:		
Transaction and transition costs	$ 2,009	$ 3,379
Total adjustments	$ 2,009	$ 3,379

Adjusted EBITDA Reconciliation

speed commerce
NASDAQ: SPDC

SPEED COMMERCE, INC.
Supplemental Information
(In thousands)
(Unaudited)

Reconciliation of Net Loss to Adjusted EBITDA

	Three Months March 31,	
	2014	2013
Net loss from continuing operations, as reported	$ (2,418)	$ (14,357)
Interest expense, net	629	431
Income tax expense	237	12,873
Depreciation and amortization	1,848	508
Share-based compensation	389	214
Transaction and transition costs	4,012	1,593
Adjusted EBITDA	$ 4,697	$ 1,262

	Twelve Months March 31,	
	2014	2013
Net loss from continuing operations, as reported	$ (7,869)	$ (17,922)
Interest expense, net	1,859	1,017
Income tax expense	290	11,699
Depreciation and amortization	5,848	1,101
Share-based compensation	1,042	793
Transaction and transition costs	11,173	3,379
Adjusted EBITDA	$ 12,343	$ 67